Financial Risk Management	12 Months Ended
Mar. 31, 2018
Disclosure of financial risk management [Abstract]
Disclosure of financial risk management [text block]
36.	Financial Risk Management

The Group has exposure to the following risks from its use of financial instruments:

⋅	Credit risk
⋅	Liquidity risk
⋅	Market risk

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. The Board of Directors has established a risk management policy to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management systems are reviewed periodically to reflect changes in market conditions and the Group’s activities. The Group Audit Committee oversees how management monitors compliance with the Group’s risk management policies and procedures, and reviews the risk management framework. The Group Audit Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes reviews of risk management controls and procedures, the results of which are reported to the Audit Committee.

Credit risk: Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Group’s trade receivables, treasury operations and other activities that are in the nature of leases.

Trade and other receivables

The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. Management considers that the demographics of the Group’s customer base, including the default risk of the industry and country in which customers operate, has less of an influence on credit risk.. Credit risk is managed through credit approvals, establishing credit limits and continuously monitoring the credit worthiness of the customers to which the Company grants credit terms in the normal course of the business.

Cash and cash equivalents and other investments

In the area of treasury operations, the Group is presently exposed to counter-party risks relating to short term and medium term deposits placed with public-sector banks, and also to investments made in mutual funds.

The Chief Financial Officer is responsible for monitoring the counterparty credit risk, and has been vested with the authority to seek Board’s approval to hedge such risks in case of need.

Exposure to credit risk

The gross carrying amount of financial assets, net of any impairment losses recognized represents the maximum credit exposure. The maximum exposure to credit risk as at March 31, 2018 and 2017 was as follows:

	March 31, 2018	March 31, 2017
Cash and cash equivalents	2,288,121	1,884,265
Other assets	360,378	213,424
Trade receivables	8,820,579	6,950,563
Other receivables	48,141	101,098
Other investments	145,718	74,653
	11,662,937	9,224,003

Financial assets that are past due but not impaired

There is no other class of financial assets that is past due but not impaired other than trade receivables. The age analysis of trade receivables have been considered from the date of invoice. The ageing of trade receivables, net of allowances that are past due, is given below:

Period (in days)	March 31, 2018	March 31, 2017
Past due 181 - 270 days	825,461	892,375
Past due 271 - 365 days	272,913	344,529
More than 365 days	885,644	961,295
	1,984,018	2,198,199

See note 12 for the activity in the allowance for impairment of trade account receivables.

Financial assets that are not past due

Cash and cash equivalents, other assets, other receivables and finance lease receivables are neither past due nor impaired. The total trade receivables that are not past due as at March 31, 2018 amounts to ₹ 6,836,561 (March 31, 2017: ₹ 4,752,364) and impairment has not been recorded on the same.

Details of collateral and other credit enhancements held

	March 31, 2018	March 31, 2017
Security deposits received for Internet access services	497	497

Liquidity risks: Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation. Typically the Group ensures that it has sufficient cash on demand to meet expected operational expenses, servicing of financial obligations. In addition, the Group has concluded arrangements with well reputed Banks, and has unused lines of credit that could be drawn upon should there be a need. The Company is also in the process of negotiating additional facilities with Banks for funding its requirements.

The following are the contractual maturities of financial liabilities, including estimated interest payments and excluding the impact of netting agreements:

As at March 31, 2018

	Carrying amount	Contractual cash flows	0-12 months	1-3 years	3-5 years
Non-derivative financial liabilities
Bank overdrafts	2,121,537	2,121,537	2,121,537	-	-
Finance lease liabilities	185,965	210,302	105,274	101,888	3,140
Other liabilities	207,046	207,046	207,046	-	-
Borrowing from banks	2,021,228	2,240,152	949,352	1,209,181	81,619
Borrowings from others	1,464,637	1,851,840	769,409	893,774	188,657
Trade and other payables	6,779,018	6,779,018	6,779,018	-	-
	12,779,431	13,409,895	10,931,636	2,204,843	273,416

As at March 31, 2017

	Carrying amount	Contractual cash flows	0-12 months	1-3 years	3-5 years
Non-derivative financial liabilities
Bank overdrafts	991,161	991,161	991,161	-	-
Finance lease liabilities	519,219	577,646	367,620	210,026	-
Other liabilities	201,679	201,679	201,679	-	-
Borrowing from banks	2,567,076	2,711,343	1,974,313	571,339	165,691
Borrowings from others	844,002	915,494	676,150	239,343	-
Trade and other payables	5,648,740	5,648,740	5,648,740	-	-
	10,771,877	11,046,063	9,859,663	1,020,708	165,691

Market risk: Market risk is the risk of loss of future earnings or fair values or future cash flows that may result from a change in the price of a financial instrument. The value of a financial instrument may change as a result of changes in the interest rates, foreign exchange rates and other market changes that affect market risk sensitive instruments. Market risk is attributable to all market risk sensitive financial instruments including foreign currency receivables and payables. The Group is exposed to market risk primarily related to foreign exchange rate risk (currency risk), interest rate risk and the market value of its investments. Thus the Group’s exposure to market risk is a function of investing and borrowing activities and revenue generating and operating activities in foreign currencies.

Currency risk: The Group’s exposure in US $, Euro and other foreign currency denominated transactions gives rise to Exchange Rate fluctuation risk. Group’s policy in this regard incorporates:

•	Forecasting inflows and outflows denominated in US$ for a twelve-month period
•	Estimating the net-exposure in foreign currency, in terms of timing and amount
•	Determining the extent to which exposure should be protected through one or more risk-mitigating instruments to maintain the permissible limits of uncovered exposures.
•
Carrying out a variance analysis between estimate and actual on an ongoing basis, and taking stop-loss action when the adverse movements breaches the 5% barrier of deviation, subject to review by Audit Committee.

The Group’s exposure to foreign currency risk as at March 31, 2018 was as follows:

	All amounts in respective currencies as mentioned (in thousands)
	US $	CA $	CHF	EUR	GBP	DHS	HK $
Cash and cash equivalents	3,835	-	-	-	-	-	-
Trade receivables	11,310	-	-	66	8	-	-
Trade payables	(10,076)	-	(1)	(29)	-	(57)	(2)
Foreign currency loan	(20,005)	-	-	-	-	-	-
Net balance sheet exposure	(14,951)	-	(1)	37	8	(57)	(2)

The Group’s exposure to foreign currency risk as at March 31, 2017 was as follows:

	All amounts in respective currencies as mentioned (in thousands)
	US $	CA $	CHF	EUR	GBP	DHS	HK $
Cash and cash equivalents	5,180	-	-	-	-	-	-
Trade receivables	11,226	-	-	44	(1)	-	-
Trade payables	(10,949)	(4)	(1)	(110)	(10)	(38)	-
Foreign currency loan	(29,374)	-	-	-	-	-	-
Net balance sheet exposure	(23,917)	(4)	(1)	(66)	(11)	(38)	-

Sensitivity analysis

A 10% strengthening of the rupee against the respective currencies as at March 31, 2018 and 2017 would have increased / (decreased) other comprehensive income and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant. The analysis is performed on the same basis for 2017.

	Other comprehensive income	Profit or ( loss)
March 31, 2018	-	96,585
March 31, 2017	-	155,702

A 10% weakening of the rupee against the above currencies as at March 31, 2018 and 2017 would have had the equal but opposite effect on the above currencies to the amounts shown above, on the basis that all other variables remain constant.

Interest Rate Risk: Interest rate risk is the risk that an upward movement in interest rates would adversely affect the borrowing costs of the group.

Profile

At the reporting date the interest rate profile of the Group’s interest –bearing financial instruments were as follows:

	Carrying amount
	March 31, 2018	March 31, 2017
Fixed rate instruments
Financial assets
- Fixed deposits with banks	413,082	449,195
- Investment in debt securities	144,008	72,943

Financial liabilities
- Borrowings from banks	609,382	687,461
- Borrowings from others	1,464,637	844,002

Variable rate instruments
Financial liabilities
- Borrowings from banks	1,411,846	1,879,615
- Bank overdrafts	2,121,537	991,161

Fair value sensitivity for fixed rate instruments

The Group does not account for any fixed rate financial assets and liabilities at fair value through profit or loss, and the Group does not designate derivatives (interest rate swaps) as hedging instruments under a fair value hedge accounting model. Therefore a change in interest rates at the reporting date would not affect profit or loss.

Cash flow sensitivity for variable rate instruments

An increase of 100 basis points in interest rates at the reporting date would have increased / (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant. The analysis has been performed on the same basis as 2017.

	Equity	Profit or (loss)
March 31, 2018	-	(32,644)
March 31, 2017	-	(24,161)

A decrease of 100 basis points in the interest rates at the reporting date would have had equal but opposite effect on the amounts shown above, on the basis that all other variable remain constant.